SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K/A


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 3, 1997


                   Sears Credit Account Master Trust II
              (Exact name of registrant as specified in charter)


Illinois                     33-79186-01            Not Applicable
(State of                    (Commission            (IRS Employer
Organization)                File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5. Other Events

Series 1996-5. On December 16, 1996, $500,000,000 Floating Rate Class A Master Trust Certificates, Series 1996-5 (the "Class A Certificates"), $25,000,000 Floating Rate Class B Master Trust Certificates, Series 1996-5 (the "Class B Certificates") and $70,250,000 aggregate principal amount of Class C Master Trust Certificates, Series 1996-5, of the Sears Credit Account Master Trust II were issued pursuant to the Pooling and Servicing Agreement dated as of July 31, 1994, as amended, among Sears Receivables Financing Group, Inc. as Seller ("SRFG"), Sears, Roebuck and Co. as Servicer ("Sears") and The First National Bank of Chicago as Trustee (the "Trustee") and the Series Supplement dated as of December 16, 1996, among SRFG as Seller, Sears as Servicer and the Trustee. The Class A and Class B Certificates were sold to foreign institutional investors at a price of 100.0% pursuant to exemptions from registration under
Section 4(2) and Regulation S of the Securities Act of 1933, as amended.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.

Exhibit 4.1 Pooling and Servicing Agreement among Sears as Servicer, SRFG as Seller and the Trustee, dated as of July 31, 1994 (incorporated by reference to the Trust's Form 8-K dated August 16, 1994 and filed on September 7, 1994).

Exhibit 4.2 Amendment to the Pooling and Servicing Agreement among Sears as Servicer, SRFG as Seller and the Trustee, dated as of March 31, 1995 (incorporated by reference to the Trust's Form 8-K dated May 8, 1995).

Exhibit 4.3 Series 1996-5 Supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated as of December 16, 1996, including the form of Investor Certificates (incorporated by reference to the Trust's Form 8-K dated December 16, 1996 and filed on December 21, 1996).


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Sears Credit Account Master Trust II
                                                        (Registrant)


                                By:     Sears Receivables Financing Group, Inc.
                                                (Originator of the Trust)



                                By:     /S/Larry R. Raymond
                                        Larry R. Raymond
                                        Vice President, Finance




Date:   January 3, 1997


                                EXHIBIT INDEX



Exhibit No.


Exhibit 4.1     Pooling and Servicing Agreement among Sears as Servicer, SRFG as
             Seller and the Trustee, dated as ofJuly 31, 1994 (incorporated by reference to the Trust's Form 8-K dated August 16, 1994 and filed on September 7, 1994).

Exhibit 4.2     Amendment to the Pooling and Servicing Agreement among Sears as
             Servicer, SRFG as Seller and the Trustee, dated as of March 31, 1995 (incorporated by reference to the Trust's Form 8-K dated May 8, 1995).

Exhibit 4.3     Series 1996-5 Supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated as of December 16, 1996, including the form of Investor Certificates (incorporated by reference to the Trust's Form 8-K dated December 16, 1996 and filed on December 21, 1996).